Exhibit 99.2

TREEHOUSE FOODS, INC.
Supplemental Financial Information

Overview

On September 29, 2023, the Company completed the sale of the Company’s Snack Bars business (the "Snack Bars Business"). This transaction represents a component of the single plan of disposal from the Company’s strategic review process, which also resulted in the divestiture of a significant portion of the Meal Preparation business during the fourth quarter of 2022. Beginning in the third quarter of 2023, the Snack Bars Business is presented as a component of discontinued operations and has been excluded from continuing operations for all periods presented.

In this Exhibit 99.2, the Company provided additional recast historical unaudited financial information prepared in accordance with GAAP reflecting discontinued operations of the sale of the Business, as well as certain Non-GAAP financial measures reflecting discontinued operations (as defined by the Securities and Exchange Commission) reconciled to GAAP presentation. The Company believes the information provides investors with useful supplemental financial information regarding the Company's underlying business trends and the performance of the Company's continuing operations after the separation of the Business, on both a GAAP and Non-GAAP adjusted basis.

TREEHOUSE FOODS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Recast for Discontinued Operations
(In millions, except per share amounts)

	Year Ended December 31,
	2022	2021	2020	2019
Net sales	$3,297.1	$2,814.3	$2,853.1	$2,850.9
Cost of sales	2,774.7	2,342.7	2,310.1	2,297.6
Gross profit	522.4	471.6	543.0	553.3
Operating expenses:
Selling and distribution	217.8	199.4	195.4	190.8
General and administrative	206.5	185.2	225.8	238.4
Amortization expense	47.9	47.3	50.4	51.8
Asset impairment	—	—	—	83.2
Other operating expense, net	62.8	83.9	67.8	93.5
Total operating expenses	535.0	515.8	539.4	657.7
Operating (loss) income	(12.6)	(44.2)	3.6	(104.4)
Other (income) expense:
Interest expense	69.9	72.1	92.6	80.9
Interest income	(15.5)	(4.7)	(4.8)	(4.8)
Loss on extinguishment of debt	4.5	14.4	1.2	—
Loss (gain) on foreign currency exchange	1.7	(0.4)	(0.6)	(1.2)
Other (income) expense, net	(74.3)	(39.4)	30.2	44.6
Total other (income) expense	(13.7)	42.0	118.6	119.5
Income (loss) before income taxes	1.1	(86.2)	(115.0)	(223.9)
Income tax expense (benefit)	10.3	(17.6)	(61.1)	(62.0)
Net loss from continuing operations	(9.2)	(68.6)	(53.9)	(161.9)
Net (loss) income from discontinued operations	(137.1)	56.1	67.7	(199.1)
Net (loss) income	$(146.3)	$(12.5)	$13.8	$(361.0)

Earnings (loss) per common share - basic:
Continuing operations	$(0.16)	$(1.23)	$(0.95)	$(2.88)
Discontinued operations	(2.45)	1.00	1.20	(3.54)
Earnings (loss) per share basic (1)	$(2.61)	$(0.22)	$0.24	$(6.42)

Earnings (loss) per common share - diluted:
Continuing operations	$(0.16)	$(1.23)	$(0.95)	$(2.88)
Discontinued operations	(2.45)	1.00	1.20	(3.54)
Earnings (loss) per share diluted (1)	$(2.61)	$(0.22)	$0.24	$(6.42)

Weighted average shares — basic	56.0	55.9	56.5	56.2
Weighted average shares — diluted	56.0	55.9	56.5	56.2
(1)    The sum of the individual per share amounts may not add due to rounding.

TREEHOUSE FOODS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Recast for Discontinued Operations
(In millions, except per share amounts)

	Three Months Ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Net sales	$803.5	$854.0	$956.7	$832.9	$765.3	$742.2
Cost of sales	670.3	700.4	781.7	700.0	654.1	638.9
Gross profit	133.2	153.6	175.0	132.9	111.2	103.3
Operating expenses:
Selling and distribution	39.7	44.7	50.9	51.7	54.4	60.8
General and administrative	53.9	53.4	46.0	51.6	56.1	52.8
Amortization expense	12.1	12.0	12.2	11.9	11.9	11.9
Other operating (income) expense, net	(2.8)	2.6	(3.6)	23.4	13.9	29.1
Total operating expenses	102.9	112.7	105.5	138.6	136.3	154.6
Operating income (loss)	30.3	40.9	69.5	(5.7)	(25.1)	(51.3)
Other (income) expense:
Interest expense	19.2	17.8	18.7	17.5	17.0	16.7
Interest income	(10.8)	(14.6)	(11.1)	(0.1)	(0.1)	(4.2)
Loss on extinguishment of debt	—	—	4.5	—	—	—
(Gain) loss on foreign currency exchange	(3.3)	0.3	(1.3)	2.9	1.1	(1.0)
Other (income) expense, net	(6.2)	9.7	6.1	(16.8)	(11.9)	(51.7)
Total other (income) expense	(1.1)	13.2	16.9	3.5	6.1	(40.2)
Income (loss) before income taxes	31.4	27.7	52.6	(9.2)	(31.2)	(11.1)
Income tax expense (benefit)	9.0	7.3	12.9	2.8	(4.3)	(1.1)
Net income (loss) from continuing operations	22.4	20.4	39.7	(12.0)	(26.9)	(10.0)
Net income (loss) from discontinued operations	0.9	(5.2)	(63.1)	(78.5)	(2.5)	7.0
Net income (loss)	$23.3	$15.2	$(23.4)	$(90.5)	$(29.4)	$(3.0)

Earnings (loss) per common share - basic:
Continuing operations	$0.40	$0.36	$0.71	$(0.21)	$(0.48)	$(0.18)
Discontinued operations	0.02	(0.09)	(1.12)	(1.40)	(0.04)	0.13
Earnings (loss) per share basic (1)	$0.41	$0.27	$(0.42)	$(1.61)	$(0.53)	$(0.05)

Earnings (loss) per common share - diluted:
Continuing operations	$0.39	$0.36	$0.70	$(0.21)	$(0.48)	$(0.18)
Discontinued operations	0.02	(0.09)	(1.11)	(1.40)	(0.04)	0.13
Earnings (loss) per share diluted (1)	$0.41	$0.27	$(0.41)	$(1.61)	$(0.53)	$(0.05)

Weighted average shares — basic	56.4	56.1	56.1	56.1	56.0	55.8
Weighted average shares — diluted	56.8	56.7	56.7	56.1	56.0	55.8
(1)    The sum of the individual per share amounts may not add due to rounding.

Non-GAAP Measures

We have included in this Exhibit 99.2 measures of financial performance that are not defined by GAAP ("Non-GAAP"). A Non-GAAP financial measure is a numerical measure of financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s Unaudited Condensed Consolidated Financial Statements recast for discontinued operations. We believe these measures provide useful information to the users of the financial statements as we also have included these measures in other communications and publications.

For each of these Non-GAAP financial measures, we provide a reconciliation between the Non-GAAP measure and the most directly comparable GAAP measure, an explanation of why management believes the Non-GAAP measure provides useful information to financial statement users, and any additional purposes for which management uses the Non-GAAP measure. This Non-GAAP financial information is provided as additional information for the financial statement users and is not in accordance with, or an alternative to, GAAP. These Non-GAAP measures may be different from similar measures used by other companies.

Adjusted Earnings Per Diluted Share From Continuing Operations, Adjusting for Certain Items Affecting Comparability

Adjusted earnings (loss) per diluted share from continuing operations ("adjusted diluted EPS") reflects adjustments to GAAP net earnings (loss) per diluted share from continuing operations to identify items that, in management's judgment, significantly affect the assessment of earnings results between periods. This information is provided in order to allow investors to make meaningful comparisons of the Company's earnings performance between periods and to view the Company's business from the same perspective as Company management. As the Company cannot predict the timing and amount of charges that include, but are not limited to, items such as divestiture, acquisition, integration, and related costs, mark-to-market adjustments on derivative contracts, foreign currency exchange impact on the re-measurement of intercompany notes, growth, reinvestment, and restructuring programs, impairment of assets, the impact of the COVID-19 pandemic, and other items that may arise from time to time that would impact comparability, management does not consider these costs when evaluating the Company's performance, when making decisions regarding the allocation of resources, in determining incentive compensation, or in determining earnings estimates.

Adjusted Net Income (Loss) from Continuing Operations, Adjusted EBIT from Continuing Operations, Adjusted EBITDA from Continuing Operations, Adjusted EBITDAS from Continuing Operations, Adjusted Net Income (Loss) Margin from Continuing Operations, Adjusted EBIT Margin from Continuing Operations, Adjusted EBITDA Margin from Continuing Operations, and Adjusted EBITDAS Margin from Continuing Operations, Adjusting for Certain Items Affecting Comparability

Adjusted net income (loss) from continuing operations represents GAAP net income (loss) from continuing operations as reported in the Unaudited Condensed Consolidated Statements of Operations recast for discontinued operations adjusted for items that, in management's judgment, significantly affect the assessment of earnings results between periods as outlined in the adjusted diluted EPS from continuing operations section above. This information is provided in order to allow investors to make meaningful comparisons of the Company's earnings performance between periods and to view the Company's business from the same perspective as Company management. This measure is also used as a component of the Board of Directors' measurement of the Company's performance for incentive compensation purposes and is the basis of calculating the adjusted diluted EPS from continuing operations metric outlined above.
Adjusted EBIT from continuing operations represents adjusted net income from continuing operations before interest expense, interest income, and income tax expense. Adjusted EBITDA from continuing operations represents adjusted net income from continuing operations before interest expense, interest income, income tax expense, and depreciation and amortization expense. Adjusted EBITDAS from continuing operations represents adjusted EBITDA from continuing operations before non-cash stock-based compensation expense. Adjusted EBIT from continuing operations, adjusted EBITDA from continuing operations, and adjusted EBITDAS from continuing operations are performance measures commonly used by management to assess operating performance, and the Company believes they are commonly reported and widely used by investors and other interested parties as a measure of a company's operating performance between periods and as a component of our debt covenant calculations.

Adjusted net income (loss) margin from continuing operations, adjusted EBIT margin from continuing operations, adjusted EBITDA margin from continuing operations, and adjusted EBITDAS margin from continuing operations are calculated as the respective metric defined above as a percentage of net sales as reported in the Unaudited Condensed Consolidated Statements of Operations recast for discontinued operations adjusted for items that, in management's judgment, significantly affect the assessment of earnings results between periods as outlined in the adjusted diluted EPS from continuing operations section above.

The following tables reconcile the Company’s diluted earnings (loss) per share from continuing operations as presented in the Unaudited Condensed Consolidated Statements of Operations recast for discontinued operations, the relevant GAAP measure, to adjusted diluted earnings per share from continuing operations for each of the periods presented:

RECONCILIATION OF DILUTED EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS TO ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS

		Year Ended December 31,
		2022	2021	2020	2019
		(unaudited)
Diluted EPS from continuing operations (GAAP)		$(0.16)	$(1.23)	$(0.95)	$(2.88)
Growth, reinvestment, restructuring programs & other	(1)	1.51	1.49	1.21	1.74
Central services and conveyed employee costs	(2)	1.15	1.45	1.52	1.44
Divestiture, acquisition, integration, and related costs	(3)	0.24	0.07	0.04	0.01
Loss on extinguishment of debt	(4)	0.08	0.26	0.02	—
Shareholder activism	(5)	0.05	0.08	—	—
Foreign currency loss (gain) on re-measurement of intercompany notes	(6)	0.01	(0.01)	—	(0.03)
Litigation matter	(7)	0.01	—	0.16	0.44
Mark-to-market adjustments	(8)	(1.33)	(0.66)	0.53	0.83
Tax indemnification	(9)	—	0.03	0.07	0.03
COVID-19	(10)	—	0.25	0.25	—
Impairment	(11)	—	—	—	1.48
Change in regulatory requirements	(12)	—	—	0.02	0.19
Executive management transition	(13)	—	—	0.01	0.05
Multiemployer pension plan withdrawal	(14)	—	—	—	0.08
Taxes on adjusting items		(0.28)	(0.70)	(1.09)	(1.56)
Adjusted diluted EPS from continuing operations (Non-GAAP)		$1.28	$1.03	$1.79	$1.82

RECONCILIATION OF DILUTED EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS TO ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS

		Three Months Ended
		June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
		(unaudited)
Diluted EPS from continuing operations (GAAP)		$0.39	$0.36	$0.70	$(0.21)	$(0.48)	$(0.18)
Growth, reinvestment, restructuring programs & other	(1)	0.16	0.27	0.33	0.40	0.25	0.54
Central services and conveyed employee costs	(2)	—	—	—	0.38	0.39	0.39
Divestiture, acquisition, integration, and related costs	(3)	0.08	0.07	(0.08)	0.15	0.13	0.05
Loss on extinguishment of debt	(4)	—	—	0.08	—	—	—
Shareholder activism	(5)	—	0.01	0.01	0.01	0.02	0.01
Foreign currency (gain) loss on re-measurement of intercompany notes	(6)	(0.04)	—	(0.01)	0.03	0.01	(0.01)
Litigation matter	(7)	—	—	—	—	—	0.01
Mark-to-market adjustments	(8)	(0.17)	0.10	0.08	(0.30)	(0.20)	(0.91)
Tax indemnification	(9)	0.01	—	—	—	—	—
Taxes on adjusting items		—	(0.11)	(0.14)	(0.10)	(0.07)	—
Adjusted diluted EPS from continuing operations (Non-GAAP)		$0.43	$0.70	$0.97	$0.36	$0.05	$(0.10)

The following tables reconcile the Company’s net loss from continuing operations as presented in the Unaudited Condensed Consolidated Statements of Operations recast for discontinued operations, the relevant GAAP measure, to adjusted net income (loss), adjusted EBIT, adjusted EBITDA, and adjusted EBITDAS from continuing operations for each of the periods presented:

RECONCILIATION OF NET LOSS FROM CONTINUING OPERATIONS TO ADJUSTED NET INCOME, ADJUSTED EBIT, ADJUSTED EBITDA, AND ADJUSTED EBITDAS FROM CONTINUING OPERATIONS

		Year Ended December 31,
		2022	2021	2020	2019
		(unaudited, in millions)
Net loss from continuing operations (GAAP)		$(9.2)	$(68.6)	$(53.9)	$(161.9)
Growth, reinvestment, restructuring programs & other	(1)	85.1	83.4	69.2	98.1
Central services and conveyed employee costs	(2)	65.0	81.6	86.0	81.1
Divestiture, acquisition, integration, and related costs	(3)	13.8	4.0	2.0	0.4
Loss on extinguishment of debt	(4)	4.5	14.4	1.2	—
Shareholder activism	(5)	2.7	4.6	—	—
Foreign currency loss (gain) on re-measurement of intercompany notes	(6)	0.8	(0.5)	(0.2)	(1.7)
Litigation matter	(7)	0.4	—	9.0	25.0
Mark-to-market adjustments	(8)	(75.1)	(37.3)	30.0	47.0
Tax indemnification	(9)	—	1.6	3.7	1.9
COVID-19	(10)	—	14.3	14.8	—
Impairment	(11)	—	—	—	83.4
Change in regulatory requirements	(12)	—	(0.1)	1.0	10.7
Executive management transition	(13)	—	—	0.4	2.9
Multiemployer pension plan withdrawal	(14)	—	—	—	4.3
Less: Taxes on adjusting items		(15.4)	(39.7)	(61.5)	(88.5)
Adjusted net income from continuing operations (Non-GAAP)		72.6	57.7	101.7	102.7
Interest expense		69.9	72.1	92.6	80.9
Interest income (excluding COVID-19 interest income adjustments)		(15.5)	(4.7)	(4.1)	(4.8)
Income taxes (excluding COVID-19 income tax adjustments)		10.3	(19.5)	(31.3)	(62.0)
Add: Taxes on adjusting items		15.4	39.7	61.5	88.5
Adjusted EBIT from continuing operations (Non-GAAP)		152.7	145.3	220.4	205.3
Depreciation and amortization	(15)	139.0	143.4	142.5	145.8
Adjusted EBITDA from continuing operations (Non-GAAP)		291.7	288.7	362.9	351.1
Stock-based compensation expense	(16)	13.2	11.7	22.4	18.9
Adjusted EBITDAS from continuing operations (Non-GAAP)		$304.9	$300.4	$385.3	$370.0

Net loss margin from continuing operations		(0.3)%	(2.4)%	(1.9)%	(5.7)%
Adjusted net income margin from continuing operations		2.2%	2.1%	3.6%	3.6%
Adjusted EBIT margin from continuing operations		4.6%	5.2%	7.7%	7.2%
Adjusted EBITDA margin from continuing operations		8.8%	10.3%	12.7%	12.3%
Adjusted EBITDAS margin from continuing operations		9.2%	10.7%	13.5%	13.0%

RECONCILIATION OF NET LOSS FROM CONTINUING OPERATIONS TO ADJUSTED NET INCOME (LOSS), ADJUSTED EBIT, ADJUSTED EBITDA, AND ADJUSTED EBITDAS FROM CONTINUING OPERATIONS

		Three Months Ended
		June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
		(unaudited, in millions)
Net loss from continuing operations (GAAP)		$22.4	$20.4	$39.7	$(12.0)	$(26.9)	$(10.0)
Growth, reinvestment, restructuring programs & other	(1)	8.9	15.3	18.7	22.4	13.9	30.1
Central services and conveyed employee costs	(2)	—	—	—	21.5	21.7	21.8
Divestiture, acquisition, integration, and related costs	(3)	4.8	3.8	(4.6)	8.2	7.2	3.0
Loss on extinguishment of debt	(4)	—	—	4.5	—	—	—
Shareholder activism	(5)	—	0.3	0.6	0.4	1.1	0.6
Foreign currency (gain) loss on re-measurement of intercompany notes	(6)	(2.5)	(0.2)	(0.6)	1.8	0.4	(0.8)
Litigation matter	(7)	—	—	—	—	—	0.4
Mark-to-market adjustments	(8)	(9.4)	5.9	4.3	(17.1)	(11.5)	(50.8)
Tax indemnification	(9)	0.1	0.2	—	—	—	—
Less: Taxes on adjusting items		—	(6.0)	(7.5)	(5.1)	(3.1)	0.3
Adjusted net income (loss) from continuing operations (Non-GAAP)		24.3	39.7	55.1	20.1	2.8	(5.4)
Interest expense		19.2	17.8	18.7	17.5	17.0	16.7
Interest income		(10.8)	(14.6)	(11.1)	(0.1)	(0.1)	(4.2)
Income taxes (excluding COVID-19 income tax adjustments)		9.0	7.3	12.9	2.8	(4.3)	(1.1)
Add: Taxes on adjusting items		—	6.0	7.5	5.1	3.1	(0.3)
Adjusted EBIT from continuing operations (Non-GAAP)		41.7	56.2	83.1	45.4	18.5	5.7
Depreciation and amortization	(15)	34.6	35.1	35.4	34.2	34.4	35.0
Adjusted EBITDA from continuing operations (Non-GAAP)		76.3	91.3	118.5	79.6	52.9	40.7
Stock-based compensation expense	(16)	3.5	5.0	2.5	3.8	3.6	3.3
Adjusted EBITDAS from continuing operations (Non-GAAP)		$79.8	$96.3	$121.0	$83.4	$56.5	$44.0

Net income (loss) margin from continuing operations		2.8%	2.4%	4.1%	(1.4)%	(3.5)%	(1.3)%
Adjusted net income (loss) margin from continuing operations		3.0%	4.6%	5.8%	2.4%	0.4%	(0.7)%
Adjusted EBIT margin from continuing operations		5.2%	6.6%	8.7%	5.5%	2.4%	0.8%
Adjusted EBITDA margin from continuing operations		9.5%	10.7%	12.4%	9.6%	6.9%	5.5%
Adjusted EBITDAS margin from continuing operations		9.9%	11.3%	12.6%	10.0%	7.4%	5.9%

FOOTNOTES FOR RECONCILIATION OF NET LOSS FROM CONTINUING OPERATIONS TO ADJUSTED NET INCOME, ADJUSTED EBIT, ADJUSTED EBITDA, AND ADJUSTED EBITDAS FROM CONTINUING OPERATIONS

		Location in Unaudited Condensed Consolidated Statements of Operations	Year Ended December 31,
			2022	2021	2020	2019
				(unaudited, in millions)
(1)	Growth, reinvestment, restructuring programs & other	Other operating expense, net	$84.6	$83.4	$67.5	$93.2
		Cost of sales	0.5	—	0.9	3.1
		General and administrative	—	—	0.8	1.8
(2)	Central services and conveyed employee costs	General and administrative	50.1	63.5	66.5	63.2
		Cost of sales	14.9	18.1	19.5	17.9
(3)	Divestiture, acquisition, integration, and related costs	General and administrative	19.1	3.4	1.5	0.4
		Cost of sales	1.6	0.5	0.1	—
		Other operating expense, net	(6.9)	0.1	0.4	—
(4)	Loss on extinguishment of debt	Loss on extinguishment of debt	4.5	14.4	1.2	—
(5)	Shareholder activism	General and administrative	2.7	4.6	—	—
(6)	Foreign currency loss (gain) on re-measurement of intercompany notes	Loss (gain) on foreign currency exchange	0.8	(0.5)	(0.2)	(1.7)
(7)	Litigation matter	General and administrative	0.4	—	9.0	25.0
(8)	Mark-to-market adjustments	Other (expense) income, net	(75.1)	(37.3)	30.0	47.0
(9)	Tax indemnification	Other (income) expense, net	—	1.6	3.7	1.9
(10)	COVID-19	Net sales	—	—	1.0	—
		Cost of sales	—	12.4	40.9	—
		Selling and distribution	—	—	1.6	—
		General and administrative	—	—	1.8	—
		Interest income	—	—	(0.7)	—
		Income tax expense (benefit)	—	1.9	(29.8)	—
(11)	Impairment	Asset impairment	—	—	—	83.4
(12)	Change in regulatory requirements	Cost of sales	—	(0.1)	(0.1)	8.5
		Selling and distribution	—	—	1.0	1.8
		General and administrative	—	—	0.1	0.4
(13)	Executive management transition	General and administrative	—	—	0.4	2.9
(14)	Multiemployer pension plan withdrawal	Cost of sales	—	—	—	4.3
(15)	Depreciation included as an adjusting item	Cost of sales	0.6	—	0.2	1.7
		General and administrative	—	—	—	1.6
		Other operating expense, net	—	—	—	0.2
(16)	Stock-based compensation expense included as an adjusting item	Other operating expense, net	6.6	2.5	2.0	2.0

FOOTNOTES FOR RECONCILIATION OF NET LOSS FROM CONTINUING OPERATIONS TO ADJUSTED NET INCOME (LOSS), ADJUSTED EBIT, ADJUSTED EBITDA, AND ADJUSTED EBITDAS FROM CONTINUING OPERATIONS

		Location in Unaudited Condensed Consolidated Statements of Operations	Three Months Ended
			June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
			(unaudited, in millions)
(1)	Growth, reinvestment, restructuring programs & other	Other operating expense, net	$8.9	$15.3	$18.2	$22.4	$13.9	$30.1
		Cost of sales	—	—	0.5	—	—	—
(2)	Central services and conveyed employee costs	General and administrative	—	—	—	16.5	16.8	16.8
		Cost of sales	—	—	—	5.0	4.9	5.0
(3)	Divestiture, acquisition, integration, and related costs	General and administrative	4.6	3.1	3.4	7.2	6.6	1.9
		Other operating expense, net	0.2	0.7	(8.0)	1.0	0.1	—
		Cost of sales	—	—	—	—	0.5	1.1
(4)	Loss on extinguishment of debt	Loss on extinguishment of debt	—	—	4.5	—	—	—
(5)	Shareholder activism	General and administrative	—	0.3	0.6	0.4	1.1	0.6
(6)	Foreign currency (gain) loss on re-measurement of intercompany notes	(Gain) loss on foreign currency exchange	(2.5)	(0.2)	(0.6)	1.8	0.4	(0.8)
(7)	Litigation matter	General and administrative	—	—	—	—	—	0.4
(8)	Mark-to-market adjustments	Other (income) expense, net	(9.4)	5.9	4.3	(17.1)	(11.5)	(50.8)
(9)	Tax indemnification	Other (income) expense, net	0.1	0.2	—	—	—	—
(15)	Depreciation included as an adjusting item	Cost of sales	—	—	0.6	—	—	—
(16)	Stock-based compensation expense included as an adjusting item	Other operating expense, net	2.4	2.2	2.1	2.3	1.7	0.5

During the periods presented, the Company entered into transactions that affected the year-over-year comparison of its financial results from continuing operations as follows:

(1)	The Company's growth, reinvestment, and restructuring activities are part of an enterprise-wide transformation to improve long-term growth and profitability for the Company.

(2)
As a result of the sale of a significant portion of the Meal Preparation business, the Company identified two items affecting comparability – 1) central service costs and 2) conveyed employee costs.

1) The Company has historically provided central services to the Meal Preparation business including, but not limited to, IT and financial shared services, procurement and order processing, customer service, warehousing, logistics, and customs. These costs were historically incurred by TreeHouse and include employee and non-employee expenses to support the services.

2) Conveyed employee costs represent compensation costs for employees that were not historically dedicated to the sold business and transferred to the buyer after the sale.

(3)	Divestiture, acquisition, integration, and related costs represent costs associated with completed and potential divestitures, completed and potential acquisitions, and the related integration of the acquisitions.

(4)	During the fourth quarter of 2022, the Company incurred a loss on extinguishment of debt representing the write-off of deferred financing costs in connection with the debt prepayment and revolving credit commitment reduction in October 2022. During 2021, the Company incurred a loss on extinguishment of debt in connection with the 2024 Notes Redemption and Credit Agreement refinancing. During 2020, the Company incurred a loss on extinguishment of debt representing the write-off of deferred financing costs in connection with the redemption of its 2022 Notes.

(5)	The Company incurred fees related to shareholder activism which include directly applicable third-party advisory and professional service fees.

(6)	The Company has foreign currency denominated intercompany loans and incurred foreign currency gains or losses to re-measure the loans at each period end. These charges are non-cash and the loans are eliminated in consolidation.

(7)	The Company recognized expense for the settlement related to a litigation matter challenging wage and hour practices at three former manufacturing facilities in California.

(8)	The Company's derivative contracts are marked-to-market each period. The non-cash unrealized changes in fair value recognized in Other (income) expense, net within the Unaudited Condensed Consolidated Statements of Operations are treated as Non-GAAP adjustments. As the contracts are settled, realized gains and losses are recognized, and only the mark-to-market impacts are treated as Non-GAAP adjustments.

(9)	Tax indemnification represents the non-cash write off of indemnification assets that were recorded in connection with acquisitions from prior years. These write-offs arose as a result of the related uncertain tax position being released due to the statute of limitation lapse or settlement with taxing authorities.

(10)	The Company incurred incremental expenses directly attributable to our response to the COVID-19 pandemic, which included additional protective equipment for employees and additional sanitation measures. Additionally, the Company incurred income tax (benefit) expense due to the enactment of the CARES Act.

(11)	During 2019, the Company incurred non-cash impairment charges related to the Cookies asset group and to the expected disposal loss related to two In-Store Bakery facilities.

(12)	The Company incurred regulatory compliance costs related to changes in nutrition labeling requirements. These costs included both consulting services and inventory write-downs.

(13)	Executive management transition includes costs associated with the 2019 CFO transition. The CFO transition costs primarily relate to severance and consulting fees.

(14)	During 2019, the Company executed a complete withdrawal from the Retail, Wholesale, and Department Store International Union and Industry Pension Fund. The Company settled the withdrawal in the fourth quarter of 2019.
The tax impact on adjusting items is calculated based upon the tax laws and statutory tax rates applicable in the tax jurisdiction of the underlying Non-GAAP adjustments.